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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  March 4, 2005

                            SANGAMO BIOSCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            000-30171                                 68-0359556
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     (Commission File Number)              (IRS Employer Identification No.)

  501 Canal Blvd, Suite A100 Richmond, California            94804
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      (Address of Principal Executive Offices)             (Zip Code)

                                 (510) 970-6000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 4, 2005, William J. Rutter, Ph.D. retired from the Board of Directors of Sangamo BioSciences, Inc. (the "Company") following five years of service. Effective March 4, 2005, the Company's Board of Directors appointed Margaret Liu, M.D., to its Board of Directors to fill the vacancy created by Dr. Rutter's retirement. In addition, William Gerber, a current member of the Company's Board of Directors, has been appointed to serve on the Company's Audit Committee, replacing Dr. Rutter.

     On March 9, 2005, the Company issued a press release announcing the appointment of Dr. Liu to the Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.
99.1            Press Release Issued March 9, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 9, 2005
                                                   SANGAMO BIOSCIENCES, INC.

                                                   By: /s/ EDWARD O. LANPHIER II
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                                                       Edward O. Lanphier II
                                                       President,
                                                       Chief Executive Officer